UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) May 31, 2011


                            BCM ENERGY PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-53176                   47-0948014
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

301 St. Charles, Floor 3, New Orleans, LA                           70130
(Address of principal executive offices)                          (Zip Code)

                                  504-525-8299
              (Registrant's telephone number, including area code)

                                 not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) The Company has announced that Charles B. Mathews, 47, has been appointed to serve as Chief Financial Officer of the Company, effective July 22, 2011.

Mr. Mathews brings more than 18 years of accounting and management experience to the Company. He serves as the managing principal of Mathews & Mann, LLC, an accounting and business consulting firm in Phoenix, Arizona. Mr. Mathews also serves as CFO at SunRidge International, a public company that is an innovative manufacturer of medical products specifically for the treatment of glaucoma. From December 2007 to March 2009, Mr. Mathews was CFO of Education 2020, a virtual education company focused on students in grades 6-12. From March 2004 to November 2007, Mr. Mathews was Executive Vice President and Chief Financial Officer of Quepasa Corporation, a publicly traded leading Hispanic internet portal. Mr. Mathews has extensive experience in helping companies with turn-around situations and corporate restructuring. Mr. Mathews, a Certified Public Accountant, has a B.A. in Business Administration from Alaska Pacific University and an M.B.A. from Arizona State University.

There are no arrangements or understandings between Mr. Mathews and any other person pursuant to which Mr. Mathews was selected to serve as Chief Financial Officer of the Company. There are no family relationships between Mr. Mathews and any director or executive officer of the Company. There has been no transaction, nor are there any proposed transactions, between the Company and Mr. Mathews that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company and Mr. Mathews entered into an agreement dated March 8, 2011, which provides that Mr. Mathews will be paid annual cash compensation of $75,000 per year and future inclusion in a company stock option plan.

(c) The Company has announced that David M. Beach has resigned as Chief Financial Officer, effective July 22, 2011 and will continue in his duties as President of the Company.

(c) The Company has announced that John H. Counce III has resigned as Chief Operating Officer, effective May 31, 2011 and will continue in his duties as a Director of the Company.

(c) The Company has announced that Patricia Netherland has been appointed to serve as Secretary of the Company, effective June 8, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BCM ENERGY PARTNERS, INC.


Date: July 29, 2011                    By: /s/ David M. Beach
                                           -------------------------------------
                                           David M. Beach
                                           President


                                       3